FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04665
Commonwealth International Series Trust

(Exact name of registrant as specified in charter)
5847 San Felipe, Suite 850, Houston, Texas 77057

(Address of principal executive office)
(Zip code)
Citi Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 888-345-1898
Date of fiscal year end: October 31
Date of reporting period: October 31, 2008

Item 1. Reports to Stockholders
The Commonwealth International
Series Trust
Australia/New Zealand Fund
Japan Fund
Global Fund
Real Estate Securities Fund
ANNUAL REPORT
October 31, 2008
Commonwealth International
Series Trust
5847 San Felipe, Suite 850
Houston, Texas 77057
888-345-1898
www.commonwealthfunds.com
INVESTMENT ADVISOR
FCA Corp
5847 San Felipe, Suite 850
Houston, TX 77057
713-781-2856
www.fcacorp.com
DISTRIBUTOR
Foreside Distribution Services, L.P.
10 High Street, Suite 302
Boston, MA 02110
TRANSFER AGENT & ADMINISTRATOR
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103
LEGAL COUNSEL
Husch Blackwell Sanders, LLP
4801 Main Street, Suite 1000
Kansas City, MO 61142

3435 Stelzer Road, Columbus, Ohio 43219 • 888.345.1898
Commonwealth Australia/New Zealand Fund (CNZLX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com
Dear Shareholder:
We are pleased to present the enclosed annual report on the Commonwealth International Series Trust on behalf of its separate series: the Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”) for the 12 months ended October 31, 2008.
The turmoil and volatility in global financial and commodity markets have made recently released economic data irrelevant literally overnight. Confidence in global financial institutions and markets has been shaken badly. Global financial markets, battered by the housing downturn and subsequent credit crisis, have now been in turmoil for over a year. The crisis began to unfold in mid 2007, with adverse news about the U.S. sub-prime mortgage market gaining prominence in the summer of ’07. By August 2007, problems in credit markets had become widespread, and spreads in inter-bank markets had increased significantly.
There is no doubt that the world is in the midst of a systemic financial crisis which, in duration and magnitude, has not been seen in decades. This crisis which began in the U.S. has now engulfed most developed world economies. Banks and other key financial institutions have failed or have required massive financial aid in the U.S., Europe and the United Kingdom. Prices across key asset classes have fallen, including shares, commodities, and residential and commercial property. The financial system in many countries is no longer functioning properly, in the sense that it is not facilitating the flow of funds from those with surpluses to those who wish to borrow. In much of the developed world there is now a true “credit crunch” in that some normally credit-worthy borrowers are unable to obtain financing at any price.
Current equity market pricing seems cheap versus historical prices and valuation multiples, such as price-to-book value1 and price-to-earnings ratios2. Comparative interest rate spreads on corporate bonds also appear cheap based on historical yield spreads to government bonds. Factoring in major currency swings, driven by safety concerns versus traditional metrics like balance of payments, interest spreads, and economic comparative analyses adds further confusion to the investment process.
Our investment theme remains relatively unchanged. Shareholders select the Funds for their attributes, the investment policy and the targeted markets they are designed to offer. In many cases this could be an asset allocation decision by our shareholders. We continue to offer this differential characteristic among our Funds coupled with a fundamental based approach to investment selection.

COMMONWEALTH INTERNATIONAL SERIES TRUST
In closing, as we reflect on our eighteenth year as the investment advisor to the Commonwealth International Series Trust, we would like to take this opportunity to thank you for your support and continued interest in our family of Funds. We truly value our shareholders. If you have any questions, please feel free to contact us.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

Carlos Rubio	Ronald Manning
Assistant Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

[1]	The ratio of price-to-book value gives an investor an idea about the relationship between the stock’s price and the company’s underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

[2]	Price-to-earnings ratio is the valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

COMMONWEALTH INTERNATIONAL SERIES TRUST
Questions and Answers
To help shareholders better understand key attributes of the Funds and their operations, the following Q&A is provided.
Who is the advisor?
The Funds’ investment advisor is FCA Corp, (“FCA”). FCA is registered with the Securities and Exchange Commission (“SEC”) as an investment advisor. FCA is located at 5847 San Felipe, Suite 850, Houston, Texas 77057.
Why do our Funds include shares of foreign companies?
The Funds invest in companies outside the United States because the Advisor believes that there are significant investment opportunities in select foreign markets and a U.S. investor can benefit from the diversification that investments outside the United States can provide. For a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential to diminish risk and achieve more consistent long-term performance in the investor’s overall portfolio. International investing also offers exposure to more companies and other nation’s economies.
What are some of the factors influencing a Fund’s portfolio turnover?
Each Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The portfolio’s securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions, Fund income, or security sales proceeds; or selling securities to cover shareholder redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders.
How can the size of a Fund impact its expense ratio?
The operating expense ratios of mutual funds that invest overseas can be expected to be higher than those of mutual funds investing exclusively in securities of United States issuers, since certain costs (such as custodial, valuation and communications) tend to be higher when investing abroad. As with every mutual fund, size has an impact on the expense ratio. Typically, larger funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate the fund over a larger asset base. Such fund expenses are allocated on a daily basis among all its shareholders. This is evidenced by the Commonwealth Australia/New Zealand Fund which grew from assets of $4.53 million and an expense ratio of 5.74% on October 31, 2001 to assets of $19.96 million and an expense ratio of 2.74% for the period ended October 31, 2008.
This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Funds’ Prospectus, which may be obtained at www.commonwealthfunds. com or from the principal distributor of the Funds or your broker.
We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing in that Fund. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
The Commonwealth Australia/New Zealand Fund’s Net Asset Value (NAV) as of October 31, 2008 was $10.87 per share compared to $20.34 per share on October 31, 2007. On December 27, 2007, the Fund made distributions of $2.03 per share. For the twelve month period ended October 31, 2008, the Commonwealth Australia/New Zealand Fund posted a -40.22% cumulative total return, assuming reinvestment of gross distributions, compared with the Australian All Ordinaries Index1 and the NZX 50 Index2, which returned -57.85% and -48.99%, respectively, during the same period. The Fund does not attempt to track an index, but rather undertakes investments on the basis of fundamental research. The Fund also invests a portion of its assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
In late July, in response to deteriorating economic conditions, the Reserve Bank of New Zealand began to loosen monetary policy, which had been on hold since July 2007. The Reserve Bank of Australia also began lowering interest rates in response to slower economic growth. Despite continued short-term inflationary pressures, we expect monetary policy to ease further in 2009. Both currencies had appreciated for most of 2006-07 on the heels of higher interest rates and rising commodity prices. In the second half of 2008, these factors reversed: commodity prices tumbled and interest rates declined. The currencies popularity among “carry-traders,” who borrow cheaply in low-yielding currencies, such as the Japanese Yen, and invest in countries such as Australia and New Zealand where interest rates are much higher, appears to be coming to an end. For the fiscal year, the New Zealand dollar declined nearly 25% against the U.S. dollar, while the Australian dollar depreciated nearly 30% over the same period.
The decline in the currencies coupled with substantial declines in equity prices in both countries materially affected the Fund’s returns during the fiscal year. Equity markets significantly underperformed debt markets during the year; the Fund’s investments in fixed income and other debt securities generally outperformed the Fund’s equity positions while also reducing volatility, which was a significant factor in the Fund’s out-performance versus the Australian All Ordinaries Index and the NZX 50 Index. This positive impact was especially gratifying since the Fund’s allocation to fixed-income and other debt securities in prior-years under-performed the equity markets. As of October 31, 2008, the Fund’s investments in fixed-income and preferred stocks were 26.5% of net assets which includes the Fund’s holdings in exchange listed structured debt instruments that represent 6.9% of net assets.*
Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund is non-diversified and invests primarily in industries located principally in Australia and New Zealand, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.
By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.
Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.

[1]	The Australian All Ordinaries Index is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange.

[2]	The NZX 50 Index is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

The above indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Australia/New Zealand Fund, the NZSC, NZX 50 and AAO Indices.
The above graph is a hypothetical $10,000 investment in the Commonwealth Australia/New Zealand Fund from 10/98 to 10/08, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Gross
	as of October 31, 2008			Expense
	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Australia/New Zealand Fund	-40.22%	3.31%	8.30%	2.56%
New Zealand SmallCap Index (“NZSCI Index”)	-43.54%	6.05%	15.18%
NZX 50 Index	-48.99%	3.12%	—
Australian All Ordinaries Index (“AAOI Index”)	-57.85%	2.64%	4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 28, 2008. Additional information pertaining to the Funds’ expense ratios as of October 31, 2008 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.55%.
The Fund’s performance is measured against the New Zealand SmallCap Index, a capitalization-weighted index of all New Zealand equities, excluding those in the New Zealand Stock Exchange 50 Index; the NZX50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange; and the Australian All Ordinaries Index, an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
The Commonwealth Japan Fund’s NAV as of October 31, 2008, was $2.47 per share compared to $3.82 per share on October 31, 2007. For the 12 month period under review, the Commonwealth Japan Fund posted a -35.34% cumulative total return compared with its benchmark, the Tokyo Stock Price Index1, which posted a return of -36.04%, for the same period. The Fund does not attempt to track the index, but rather undertakes investments on the basis of fundamental research. The Fund also invests a portion of its assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
Japan’s economy fell into recession in the third quarter of 2008 and is expected to continue shrinking for at least another two quarters. Exports, an important driver of the economy, were 7.7% lower in October than they were a year earlier. The fact that exports to wealthy countries, including the U.S. and Euro-zone economies, are down was expected: they have been flat or falling for some time, with exports to North America, for example, failing to grow in 2007. More troubling is evidence that emerging-economy demand for Japanese goods has now also been affected. Exports to Asia are down by 4% and those to China fell for the first time in three years.
Deteriorating global economic and financial conditions are being driven by massive deleveraging. The unwinding of the carry trade, part of the ongoing global deleveraging process, has been a major factor behind the 17% appreciation of the Japanese Yen versus the U.S. dollar. The appreciation of the Yen weighed on export companies’ overseas sales. The Fund’s investments in transportation, utilities and pharmaceutical companies also declined during the year, albeit less so than the broader market, while investments in automotive parts and equipment, electronics and financial companies experienced larger declines versus the broader market. The Fund also benefited from its fixed-income and debt holdings, which at year-end represented 9.4% of net assets.*
Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund is non-diversified and invests primarily in industries located principally in Japan, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of that country.
By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.
Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.

[1]	The Tokyo Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
Comparison of Change in Value of a $10,000 Investment in Commonwealth Japan Fund and the TOPIX.
The above graph is a hypothetical $10,000 investment in the Commonwealth Japan Fund from 10/98 to 10/08, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Gross
	as of October 31, 2008			Expense
	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Japan Fund	-35.34%	-6.38%	-4.53%	3.22%
Tokyo Stock Price Index (“TOPIX”)	-36.04%	-0.30%	0.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 28, 2008. Additional information pertaining to the Funds’ expense ratios as of October 31, 2008 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.19%.
The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”) an unmanaged capitalization-weighted index of all the common stocks listed on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
The Commonwealth Global Fund’s NAV as of October 31, 2008, was $11.16 per share compared to $19.97 per share on October 31, 2007. On December 27, 2007, the Commonwealth Global Fund made distributions of $1.19 per share. For the 12 month period under review the Commonwealth Global Fund posted a -40.36% cumulative total return, assuming reinvestment of gross distributions, compared with its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which posted a -41.41% total return for the same period. The Fund does not attempt to track the index, but rather undertakes investments on the basis of fundamental research. The Fund invests a portion of the Fund’s assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
The global economy is expected to be in a recession (usually defined as less than 3% growth) in 2009 and is generally expected to only slowly recover in 2010. This is a result of the global financial crisis, which will cause Gross Domestic Product2 (“GDP”) to contract in the U.S., the Euro area and Japan. Non-developed (emerging market) GDP growth will remain strong, but the fall in growth rates from very high levels will be even more substantial than for developed countries. The synchronized global downturn has already had a massive impact on commodity prices.
The Fund’s investments in European financial institutions, commodity producers and capital goods producers lessened performance. The Fund’s investment in emerging markets at year end was 12.6% of net assets versus 9.1% a year earlier, while debt and fixed income securities including preferred stock was 7.8% at year end.*
The Fund’s strategy is to invest in both international and domestic companies. The Fund’s exposure to international equities was primarily achieved by investing in depositary receipts, which are for the most part comprised of large-capitalization companies. U.S. equity exposure consists primarily of mid- and small-capitalization companies. The Fund also invested in fixed income and other types of debt obligations, preferred stock and securities convertible into common stock.*
Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.
By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.
Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.

[1]	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
Comparison of Change in Value of a $10,000 Investment in Commonwealth Global Fund and the MSCI World Index.
The above graph is a hypothetical $10,000 investment in the Commonwealth Global Fund from 12/3/02 (inception) to 10/31/08, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return				Gross
	as of October 31, 2008				Expense
	1 Year	3 Years	5 Years	Inception (12/3/02)	Ratio[1]

Commonwealth Global Fund	-40.36%	-5.19%	1.97%	4.83%	2.47%
MSCI World Index	-41.41%	-4.76%	2.27%	5.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 28, 2008. Additional information pertaining to the Funds’ expense ratios as of October 31, 2008 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.34%.
The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
The Commonwealth Real Estate Securities Fund’s NAV as of October 31, 2008, was $7.56 per share compared to $14.21 per share on October 31, 2007. On December 27, 2007, the Real Estate Securities Fund made distributions of $1.12 per share. For the twelve months under review, the Commonwealth Real Estate Securities Fund posted a -41.65% cumulative total return, assuming reinvestment of gross distributions, compared with its benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index1, which posted a -40.46% total return for the same period. The Fund does not attempt to track the index, but rather undertakes investments on the basis of fundamental research. The Fund also invest a portion of the Fund’s assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
International real estate markets, which at first were thought to be relatively insulated from the problems associated with U.S. real estate markets, declined significantly during the year as the problems were deeper and more widespread than initially thought. Global equity markets, real estate in particular, have struggled to cope with the sub-prime meltdown, asset depreciation and liquidity constraints.
The Fund’s diversity, with respect to its allocation to REIT’s and real-estate related companies, as well as an allocation to cash and fixed-income securities during the year, benefited the Fund, given the continued decline in real estate related investments both domestically and internationally. For most of the year, the Fund maintained above average levels of cash and cash equivalents. The Fund’s investments in international real estate, lodging, office and industrial REITs declined significantly as economic factors and liquidity issues impacted commercial property markets.
At year end, the Fund had approximately 58% of its assets invested in U.S. REITs, while the index is comprised of mainly U.S. REITs. With respect to its REIT allocation, the Fund benefited from stock selection in six of the nine REIT sectors in which it was invested. The Fund’s allocation to international real estate assets was a significant factor contributing to its underperformance. Holdings in international real estate assets declined during the year from approximately 20% to 13% of net assets.*
Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.
By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.

[1]	The MSCI U.S. REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI U.S. REIT Index on June 20, 2005. Prior to this date the MSCI U.S. REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
PERFORMANCE OVERVIEW — October 31, 2008 (Unaudited)
Comparison of Change in Value of a $10,000 Investment in Commonwealth Real Estate Securities Fund and the MSCI U.S. REIT Index.
The above graph is a hypothetical $10,000 investment in the Commonwealth Real Estate Securities Fund from 1/5/04 to 10/08, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Gross
	As of October 31, 2008			Expense
	1 Year	3 Years	Inception (1/5/04)	Ratio[1]

Commonwealth Real Estate Securities Fund	-41.65%	-10.71%	-3.34%	2.61%
MSCI U.S. REIT Index	-40.46%	-6.48%	3.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 28, 2008. Additional information pertaining to the Funds’ expense ratios as of October 31, 2008 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.49%.
The Fund’s performance is measured against the MSCI U.S. REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. MSCI started calculating and maintaining the MSCI U.S. REIT Index on June 20, 2005. Prior to this date the MSCI U.S. REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
PERFORMANCE OVERVIEW — October 31, 2008* (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Industry and/or	Percent of total
Security Type	investments

Bonds — New Zealand	18.7%
Marine Ports & Services	11.2%
Real Estate	7.6%
Banking & Finance	5.3%
Bonds — Australia	5.1%
Commercial Services	4.5%
Utilities	4.1%
Metal Fabricate/Hardware	4.0%
Healthcare	3.4%
Transportation	3.2%
Oil & Gas	3.1%
Multi-Media	2.8%
Chemicals	2.7%
Insurance	2.6%
Miscellaneous Manufacturing	2.5%
Appliances	2.4%
Preferred Stocks	2.4%
Food & Beverage	2.2%
Telecommunications	2.0%
Mining	1.5%
Leisure & Recreation	1.2%
Agriculture	1.2%
Apparel	1.1%
Computer Service	1.0%
Medical Supplies	0.8%
Chemicals — Diversified	0.7%
Retail	0.7%
Human Resources	0.6%
Energy	0.4%
Building Materials	0.4%
Pharmaceuticals	0.4%
E-Commerce	0.2%
Rights & Warrants	0.0%

100.0%
COMMONWEALTH JAPAN FUND

Industry and/or	Percent of total
Security Type	investments

Transportation	12.4%
Utilities	10.4%
Bonds	9.6%
Leisure & Recreation	9.6%
Electronics	7.3%
Automotive Parts & Equipment	5.9%
Healthcare-Products	5.7%
Pharmaceuticals	4.0%
Banking & Finance	4.0%
Insurance	4.0%
Retail	3.8%
Real Estate	3.6%
Distribution & Wholesale	2.5%
Computers	2.2%
Engineering & Construction	2.2%
Textiles	2.0%
Printing	1.7%
Publishing	1.5%
Home Furnishings	1.5%
Machinery	1.3%
Food & Beverage	1.1%
Building Materials	1.0%
Miscellaneous Manufacturing	0.7%
Chemicals	0.6%
Oil & Gas	0.5%
Multi-Media	0.5%
Internet Services	0.3%
Commercial Services	0.1%

100%

*    Portfolio composition is subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST
PERFORMANCE OVERVIEW — October 31, 2008* (Unaudited)
COMMONWEALTH GLOBAL FUND

Percent of total
Country	investments

United States	46.8%
Great Britain	9.1%
France	7.7%
Germany	6.1%
Bonds	5.5%
Israel	4.9%
Spain	2.9%
Canada	2.7%
Netherlands	2.6%
Brazil	2.4%
Switzerland	2.2%
Mexico	2.0%
Guernsey	1.7%
South Korea	1.5%
Portugal	1.0%
India	0.9%

100.0%
COMMONWEALTH REAL ESTATE SECURITIES FUND

Industry and/or	Percent of total
Security Type	investments

REIT — Office Property	12.6%
REIT — Apartments	10.4%
Building Materials	7.7%
Bonds	7.6%
Investment Companies	7.1%
Short Term Investments	6.5%
REIT — Diversified	6.0%
REIT — Storage	5.9%
REIT — Hotels	5.8%
REIT — Shopping Centers	5.4%
Real Estate	4.7%
Retail Building Products	4.3%
Homebuilders	3.9%
REIT — Warehouse & Industrial	3.1%
REIT — Healthcare	2.9%
Lodging	2.4%
Insurance	2.4%
Asset Backed Securities	0.6%
Distribution & Wholesales	0.5%
REIT — Regional Malls	0.2%

100.0%

*    Portfolio composition is subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
AUSTRALIA (17.50%)

COMMON STOCKS (12.34%)

APPAREL (1.10%)
Billabong International, Ltd. (a)	27,642	$220,437

BANKING & FINANCE (0.19%)
Suncorp-Metway, Ltd. (a)	7,065	37,880

BUILDING MATERIALS (0.39%)
James Hardie Industries NV — ADR	5,200	76,908

CHEMICALS — DIVERSIFIED (0.73%)
Nufarm, Ltd. (a)	20,000	145,771

E-COMMERCE (0.24%)
Webjet, Ltd. (a)	71,081	47,271

FOOD & BEVERAGE (1.91%)
Woolworths, Ltd. (a)	20,606	381,572

HEALTHCARE (1.17%)
Sonic Healthcare, Ltd. (a)	25,628	233,994

INSURANCE (2.59%)
QBE Insurance Group, Ltd. (a)	30,000	517,049

MEDICAL SUPPLIES (0.76%)
Cochlear, Ltd. (a)	4,000	152,174

MINING (1.48%)
OZ Minerals, Ltd. (a)	258,661	162,996
Pan Australian Resources, Ltd. (a)*	900,000	132,106

		295,102

TRANSPORTATION (0.71%)
Toll Holdings, Ltd. (a)	35,422	141,464

UTILITIES (1.07%)
AGL Energy, Ltd. (a)	22,945	212,936

TOTAL COMMON STOCKS (Cost $2,375,278)		2,462,558

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Principal	Value
AUSTRALIA (17.50%) — Continued

BONDS (5.16%)
CBA Capital Australia, Ltd., 8.82%, 4/15/15 (b)**	$300,000	$162,640
Commonwealth Bank of Australia, 8.50%, 6/1/10	300,000	317,930
Hanson Australia Funding, Ltd., 5.25%, 3/15/13	250,000	155,017
Telstra Corp., Ltd., 6.38%, 4/1/12	400,000	395,257

TOTAL BONDS (Cost $1,185,144)		1,030,844

TOTAL AUSTRALIA (Cost $3,560,422)		3,493,402

	Shares
NEW ZEALAND (83.24%)

COMMON STOCKS (61.88%)

AGRICULTURE (1.18%)
Allied Farmers, Ltd.	338,310	236,276

APPLIANCES (2.46%)
Fisher & Paykel Appliances Holdings, Ltd. (a)	399,218	311,407
Scott Technology, Ltd. (a)	295,245	180,424

		491,831

BANKING & FINANCE (5.13%)
Canterbury Building Society	301,398	749,017
Tower, Ltd. (a)*	306,425	274,363

		1,023,380

CHEMICALS (2.72%)
Nuplex Industries, Ltd. (a)	177,020	543,115

COMMERCIAL SERVICES (4.60%)
Mowbray Collectables, Ltd. (a)(d)*	671,593	488,585
Opus International Consultants, Ltd. (a)	100,000	81,480
Taylors Group, Ltd.	519,431	347,656

		917,721

COMPUTER SERVICE (0.96%)
Renaissance Corp., Ltd. (a)	728,329	192,523

ENERGY (0.39%)
Pike River Coal Co., Ltd. (a)*	100,000	77,209

FOOD & BEVERAGE (0.33%)
Just Water International, Ltd.	279,238	65,007

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
NEW ZEALAND (83.24%) — Continued

COMMON STOCKS (61.88%) — Continued

HEALTHCARE (2.29%)
Fisher & Paykel Healthcare Corp, Ltd. (a)	263,195	$457,978

HUMAN RESOURCES (0.57%)
Allied Work Force Group, Ltd.	277,500	113,054

LEISURE & RECREATION (1.19%)
Tourism Holdings, Ltd. (a)	441,009	236,727

MARINE PORTS & SERVICES (11.24%)
Cavotec MSL Holdings, Ltd. (a)	135,000	282,911
Port of Tauranga, Ltd. (a)	175,000	674,682
South Port of New Zealand, Ltd.	1,027,930	1,286,251

		2,243,844

METAL FABRICATE/HARDWARE (4.03%)
Methven, Ltd. (a)	506,250	437,586
Steel & Tube Holdings, Ltd. (a)	209,494	366,493

		804,079

MISCELLANEOUS MANUFACTURING (2.55%)
Skellerup Holdings, Ltd. (a)	1,058,599	509,856

MULTI-MEDIA (2.83%)
Sky Network Television, Ltd. (a)	249,745	564,281

OIL & GAS (3.09%)
New Zealand Oil & Gas, Ltd. (a)	823,526	617,548

PHARMACEUTICALS (0.37%)
Life Pharmacy, Ltd. *	278,884	74,663

REAL ESTATE (7.66%)
Goodman Property Trust (a)	424,786	257,827
ING Medical Properties Trust (a)	920,733	557,344
ING Property Trust (a)	831,110	299,969
Kermadec Property Fund (a)	1,010,379	294,150
National Property Trust (a)	450,000	120,789

		1,530,079

RETAIL (0.68%)
Briscoe Group, Ltd.	290,000	135,024

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
NEW ZEALAND (83.24%) — Continued

COMMON STOCKS (61.88%) — Continued

TELECOMMUNICATIONS (2.00%)
TeamTalk, Ltd. (a)	350,000	$399,122

TRANSPORTATION (2.55%)
Freightways, Ltd. (a)	110,000	188,856
Mainfreight, Ltd. (a)	105,000	319,730

		508,586

UTILITIES (3.06%)
Infratil, Ltd. (a)	546,549	611,598

TOTAL COMMON STOCKS (Cost $16,574,078)		12,353,501

	Principal
BONDS (18.89%)
Australia & NZ Banking Group, 3.75%, 1/5/09	$300,000	298,856
ANZ National Bank, Ltd., 8.50%, 6/9/10 (c)	500,000	297,017
ANZ National Bank, Ltd., 8.50%, 6/9/14 (c)	500,000	299,755
Auckland International Airport, 7.50%, 11/15/08 (c)	350,000	203,634
Global Corporate Credit, Ltd., 7.20%, 12/30/08 (c)	1,338,000	695,296
Global Corporate Credit, Ltd., 8.25%, 12/30/08 (c)	1,326,000	688,944
GPG Finance, Ltd. PLC, 8.70%, 12/15/08 (c)	1,500,000	868,944
International Bank for Reconstruction and Development, 7.06%, 7/16/12 (c)	700,000	418,309

TOTAL BONDS (Cost $4,545,386)		3,770,755

	Shares
PREFERRED STOCKS (2.45%)
ASB Capital, Ltd. (a)	954,218	489,288

TOTAL PREFERRED STOCKS (Cost $686,799)		489,288

RIGHTS & WARRANTS (0.02%)
Infratil, Ltd., Strike Price 4.25, Expiration 6/29/12*	45,546	4,374

TOTAL RIGHTS & WARRANTS (Cost $0)		4,374

TOTAL NEW ZEALAND (Cost $21,806,263)		16,617,918

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

Value
TOTAL INVESTMENTS (Cost $25,366,685) — (100.74%)	$20,111,320
LIABILITIES IN EXCESS OF OTHER ASSETS — (-0.74%)	(147,132)

NET ASSETS — (100.00%)	$19,964,188

*	Represents non-income producing security.

**	Rate shown represents the rate at October 31, 2008, is subject to change and resets annually.

(a)	Fair Valued Security. These securities represent 61.22% of net assets as of October 31, 2008.

(b)	Principal amount shown is in Australian Dollars; value shown in U.S. Dollars.

(c)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.

(d)	Affiliated investment.

ADR	American Depositary Receipt

PLC	Public Limited Company
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (88.42%)

AUTOMOTIVE PARTS & EQUIPMENT (5.72%)
AISIN SEIKI Co., Ltd. (a)	2,000	$34,766
Denso Corp. (a)	3,000	59,255
NGK Spark Plug Co., Ltd. (a)	6,000	57,206
Sumitomo Rubber Industries, Ltd. (a)	10,000	88,115
Tokai Rika Co., Ltd. (a)	4,000	41,426

		280,768

BANKING & FINANCE (3.93%)
Fukuoka Financial Group, Inc. (a)	10,000	32,661
Mitsubishi UFJ Financial Group, Inc. — ADR	10,000	62,700
Sumitomo Mitsui Financial Group, Inc. (a)	24	97,457

		192,818

BUILDING MATERIALS (0.97%)
Taiheiyo Cement Corp. (a)	40,000	47,691

CHEMICALS (0.62%)
Sumitomo Chemical Co., Ltd (a)	10,000	30,318

COMMERCIAL SERVICES (0.12%)
Shinwa Art Auction Co., Ltd. (a)	21	5,694

COMPUTERS (2.17%)
Melco Holdings, Inc. (a)	4,500	55,581
TDK Corp. — ADR	1,500	51,015

		106,596

DISTRIBUTION & WHOLESALE (2.43%)
Marubeni Corp. (a)	30,000	118,945

ELECTRONICS (7.18%)
Fanuc, Ltd. (a)	1,500	101,828
Fujitsu, Ltd. (a)	10,000	39,803
Hoya Corp. (a)	4,000	74,161
Taiyo Yuden Co., Ltd. (a)	10,000	47,400
TOYO Corp. (a)	8,000	88,983

		352,175

ENGINEERING & CONSTRUCTION (2.17%)
Kajima Corp. (a)	36,000	106,133

FOOD & BEVERAGE (1.12%)
Kirin Brewery Co., Ltd. (a)	5,000	54,741

HEALTHCARE — PRODUCTS (5.60%)
Nakanishi, Inc. (a)	1,500	106,033
Terumo Corp. (a)	4,000	168,652

		274,685

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (88.42%) — Continued

HOME FURNISHINGS (1.42%)
Alpine Electronics, Inc. (a)	8,000	$69,845

INSURANCE (3.87%)
T & D Holdings, Inc. (a)	2,000	76,965
Tokio Marine Holdings, Inc. — ADR	3,750	112,875

		189,840

INTERNET SERVICES (0.30%)
Internet Initiative Japan, Inc. — ADR	7,000	14,630

LEISURE & RECREATION (9.41%)
Nintendo Co., Ltd. (a)	1,000	315,461
Resorttrust, Inc. (a)	3,360	32,973
Sankyo Co., Ltd. (a)	2,500	112,962

		461,396

MACHINERY (1.23%)
Meidensha Corp. (a)	38,000	60,176

MISCELLANEOUS MANUFACTURING (0.69%)
Amano Corp. (a)	5,000	33,984

MULTI-MEDIA (0.44%)
USEN Corp. (a)*	15,708	21,497

OIL & GAS (0.45%)
AOC Holdings, Inc. (a)	4,000	22,109

PHARMACEUTICALS (3.93%)
Chugai Pharmaceutical Co., Ltd. (a)	6,500	92,048
Takeda Pharmaceutical Co., Ltd. (a)	2,000	100,816

		192,864

PRINTING (1.64%)
Tosho Printing Co., Ltd. (a)	30,000	80,610

PUBLISHING (1.49%)
Kadokawa Group Holdings, Inc. (a)	4,000	73,041

REAL ESTATE (3.55%)
Raysum Co., Ltd. (a)	50	16,742
Sumitomo Realty & Development Co., Ltd. (a)	6,000	96,287
Tokyo Tatemono Co., Ltd. (a)	15,000	61,309

		174,338

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (88.42%) — Continued

RETAIL (3.69%)
Sundrug Co., Ltd. (a)	4,000	$72,672
Yamada Denki Co., Ltd. (a)	2,000	108,401

		181,073

TEXTILES (1.97%)
Ichikawa Co., Ltd. (a)	35,000	96,378

TRANSPORTATION (12.13%)
East Japan Railway Co. (a)	15	106,613
Hankyu Hanshin Holdings, Inc. (a)	22,000	103,918
Keihin Electric Express Railway Co., Ltd. (a)	13,000	100,419
Keio Corp. (a)	18,000	92,916
Tobu Railway Co., Ltd. (a)	18,000	92,116
Yamato Holdings Co., Ltd. (a)	9,000	99,006

		594,988

UTILITIES (10.18%)
Hokkaido Electric Power Co., Inc. (a)	6,000	136,412
Toho Gas Co., Ltd. (a)	35,000	203,900
Tohoku Electric Power Co., Inc. (a)	7,000	159,093

		499,405

TOTAL COMMON STOCKS (Cost $4,998,080)		4,336,738

	Principal
BONDS (9.42%)
Aflac, Inc., 6.50%, 4/15/09	$78,000	78,944
Bank of Tokyo-Mitsubishi UFJ, Ltd., 8.40%, 4/15/10	48,000	47,612
SMBC International Finance NV, 8.50%, 6/15/09	150,000	152,495
Toyota Motor Credit Corp., Step-up Bond, 4.25%, 2/4/25 (b)	200,000	182,982

TOTAL BONDS (Cost $480,209)		462,033

TOTAL INVESTMENTS (Cost $5,478,289) — ( 97.84%)		4,798,771
OTHER ASSETS IN EXCESS OF LIABILITIES — (2.16%)		105,819

NET ASSETS — (100.00%)		$4,904,590

*	Represents non-income producing security.

(a)	Fair Valued Security. These securities represent 83.50% of nets assets as of October 31, 2008.

(b)	Variable Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2008.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (92.36%)

BRAZIL (2.44%)
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	5,000	$115,000
Cia Vale do Rio Doce — ADR	16,000	209,920

		324,920

CANADA (2.69%)
InterOil Corp.*	15,000	216,600
Vitran Corp., Inc.*	16,000	142,240

		358,840

FRANCE (7.66%)
Arkema — ADR	6,130	139,764
BNP Paribas — ADR	6,000	213,033
France Telecom SA — ADR	15,000	379,800
Total SA — ADR	5,200	288,288

		1,020,885

GERMANY (6.10%)
Deutsche Bank AG	4,000	151,920
E.ON AG — ADR	8,000	304,000
SAP AG — ADR	5,000	176,650
Siemens AG — ADR	3,000	180,450

		813,020

GREAT BRITAIN (9.16%)
Anglo American PLC — ADR	11,830	148,466
British Airways PLC — ADR	3,800	86,222
GlaxoSmithKline PLC — ADR	8,000	309,600
Intercontinental Hotels Group PLC — ADR	19,003	163,616
Lloyds TSB Group PLC — ADR	7,000	88,480
National Grid PLC — ADR	3,071	175,723
Tate & Lyle PLC — ADR	4,000	97,200
Vodafone Group PLC — ADR	7,875	151,751

		1,221,058

GUERNSEY (1.69%)
Amdocs, Ltd.*	10,000	225,600

INDIA (0.94%)
Satyam Computer Services, Ltd. — ADR	8,000	125,840

ISRAEL (4.96%)
NICE Systems, Ltd. — ADR*	10,000	223,600
Teva Pharmaceutical Industries, Ltd. — ADR	10,198	437,290

		660,890

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (92.36%) — Continued

MEXICO (1.99%)
Grupo Televisa SA — ADR	15,000	$264,900

NETHERLANDS (2.59%)
ING Groep NV — ADR	13,842	128,869
Unilever NV — NYS	9,000	216,450

		345,319

PORTUGAL (1.00%)
Portugal Telecom SGPS SA — ADR	20,300	133,574

SOUTH KOREA (1.49%)
Korea Electric Power Corp. — ADR	8,000	79,200
KT Corp. — ADR	9,500	119,225

		198,425

SPAIN (2.87%)
Banco Bilbao Vizcaya Argentaria SA — ADR	17,220	199,752
Banco Santander Central Hispano SA — ADR	17,000	182,580

		382,332

SWITZERLAND (2.24%)
Nestle SA- ADR	7,750	297,988

UNITED STATES (44.54%)
AGCO Corp. *	12,000	378,240
American National Insurance Co.	4,498	307,124
BJ’s Wholesale Club Inc. *	5,075	178,640
Bunge, Ltd.	6,500	249,665
Chemed Corp.	5,200	227,708
Conmed Corp.*	7,720	202,264
Dentsply International, Inc.	6,700	203,546
DST Systems, Inc.*	7,385	299,683
Electronic Arts, Inc. *	10,000	227,800
KVH Industries, Inc.*	36,000	210,960
LifePoint Hospitals, Inc. *	15,000	359,550
Lubrizol Corp.	8,055	302,707
Lufkin Industries, Inc.	10,000	523,200
MetroCorp Bancshares, Inc.	10,000	110,600
National-Oilwell Varco, Inc. *	7,266	217,181
Norfolk Southern Corp.	9,000	539,460
Northwest Natural Gas Co.	6,000	305,280
Pentair, Inc.	12,760	352,686
Prudential Financial, Inc.	5,000	150,000
SCANA Corp.	6,075	199,928
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (92.36%) — Continued

UNITED STATES — Continued
Smith International, Inc.	4,490	$154,815
Varian Semiconductor Equipment Associates, Inc.*	12,000	235,440

		5,936,477

TOTAL COMMON STOCKS (Cost $13,533,235)		12,310,068

PREFERRED STOCKS (2.29%)
Chesapeake Energy Corp., 4.50%, 12/31/49**	1,000	61,990
HSBC USA, Inc., Series F, 4.63%, Callable 4/7/10 @ $25 (a)	18,000	243,000

TOTAL PREFERRED STOCKS (Cost $445,355)		304,990

	Principal
BONDS (5.54%)
EnCana Corp., 4.60%, 8/15/09	$135,000	133,189
JP Morgan Chase & Co., 0.00%, 2/10/11***	150,000	147,450
SMBC International Finance NV, 8.50%, 6/15/09	270,000	274,492
Toyota Motor Credit Corp., Step-up Bond, 4.25%, 2/4/25 (a)	200,000	182,982

TOTAL BONDS (Cost $758,476)		738,113

TOTAL INVESTMENTS (Cost $14,737,066) — (100.19%)		13,353,171

LIABILITIES IN EXCESS OF OTHER ASSETS — (-0.19%)		(25,384)

NET ASSETS — (100.00%)		$13,327,787

*	Represents non-income producing security.

**	Convertible to common shares.

***	Principal Protected Notes due February 10, 2011 are debt securities of JPMorgan Chase & Co., Inc. The principal amount is $1,000 and has no periodic interest payments. At maturity, the holder is entitled to receive the principal amount of $1,000, plus a supplemental redemption amount of $1,000 x (Ending Index Value — Starting Index Value)/Starting Index Value.

(a)	Variable Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2008.

ADR	American Depositary Receipt

NYS	New York Share

PLC	Public Limited Company
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (80.55%)

BUILDING MATERIALS (7.90%)
Cemex SA de CV — ADR*	12,249	$92,602
CRH PLC — ADR	9,200	194,672
James Hardie Industries NV — ADR	6,900	102,051
Lafarge SA — ADR	5,000	82,500
Universal Forest Products, Inc.	3,000	70,950
USG Corp.*	7,000	103,740

		646,515

DISTRIBUTION & WHOLESALE (0.52%)
Wolseley PLC — ADR	8,000	42,960

HOMEBUILDERS (3.97%)
Desarrolladora Homex SA de CV — ADR*	9,000	209,520
Toll Brothers, Inc. (a)*	5,000	115,600

		325,120

INSURANCE (2.46%)
First American Corp.	5,000	102,050
Stewart Information Services Corp.	6,000	99,600

		201,650

LODGING (2.51%)
Starwood Hotels & Resorts Worldwide, Inc.	5,500	123,970
Wyndham Worldwide Corp.	10,000	81,900

		205,870

REAL ESTATE (4.87%)
Alto Palermo SA — ADR	17,000	77,350
Hang Lung Properties, Ltd. — ADR	18,000	206,100
W.P. Carey & Co., LLC	5,000	115,000

		398,450

REAL ESTATE INVESTMENT TRUSTS — APARTMENTS (10.71%)
American Campus Communities, Inc. (a)	1,184	30,760
AvalonBay Communities, Inc. (a)	1,500	106,530
Camden Property Trust (a)	5,000	168,550
Education Realty Trust, Inc.	9,000	38,250
Equity Residential (a)	6,000	209,580
Essex Property Trust, Inc. (a)	1,000	97,300
Mid-America Apartment Communities, Inc. (a)	2,500	88,100
UDR, Inc. (a)	7,000	138,320

		877,390

REAL ESTATE INVESTMENT TRUSTS — DIVERSIFIED (6.23%)
Digital Realty Trust, Inc.	3,000	100,440
National Retail Properties, Inc. (a)	4,000	71,320
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (80.55%) — Continued

REAL ESTATE INVESTMENT TRUSTS — DIVERSIFIED — Continued
PS Business Parks, Inc.	3,500	$158,445
Washington Real Estate Investment Trust	6,000	179,880

		510,085

REAL ESTATE INVESTMENT TRUSTS — HEALTHCARE (2.95%)
Health Care REIT, Inc.	2,500	111,275
Senior Housing Properties Trust	6,800	130,356

		241,631

REAL ESTATE INVESTMENT TRUSTS — HOTELS (5.92%)
DiamondRock Hospitality Co.	15,000	77,700
Hersha Hospitality Trust	20,000	84,200
Host Hotels & Resorts, Inc.	15,000	155,100
LaSalle Hotel Properties	7,000	98,560
Strategic Hotels & Resorts, Inc.	14,000	69,300

		484,860

REAL ESTATE INVESTMENT TRUSTS — OFFICE PROPERTY (13.02%)
Alexandria Real Estate Equities, Inc.	2,500	173,800
BioMed Realty Trust, Inc.	9,000	126,450
Boston Properties, Inc. (a)	2,500	177,200
Corporate Office Properties Trust	4,000	124,360
Douglas Emmett, Inc.	6,000	90,600
HRPT Properties Trust	10,100	36,461
SL Green Realty Corp. (a)	3,000	126,120
Vornado Realty Trust	3,000	211,650

		1,066,641

REAL ESTATE INVESTMENT TRUSTS — REGIONAL MALLS (0.23%)
General Growth Properties, Inc.	4,500	18,630

REAL ESTATE INVESTMENT TRUSTS — SHOPPING CENTERS (5.60%)
Acadia Realty Trust	4,800	86,736
Kimco Realty Corp. (a)	4,000	90,320
Kite Realty Group Trust	10,000	60,800
Saul Centers, Inc.	4,100	150,019
Weingarten Realty Investors	3,450	70,553

		458,428

REAL ESTATE INVESTMENT TRUSTS — STORAGE (6.09%)
Extra Space Storage, Inc. (a)	15,000	$172,650
Public Storage. (a)	4,000	326,000

		498,650

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Shares	Value
COMMON STOCKS (80.55%)— Continued
REAL ESTATE INVESTMENT TRUSTS — WAREHOUSE & INDUSTRIAL (3.19%)
AMB Property Corp.	3,500	84,105
EastGroup Properties, Inc.	3,000	100,440
ProLogis	5,500	77,000

		261,545

RETAIL BUILDING PRODUCTS (4.38%)
Home Depot, Inc.	6,000	141,540
Kingfisher PLC — ADR	12,000	43,440
Lowe’s Cos., Inc.	8,000	173,600

		358,580

TOTAL COMMON STOCKS (Cost $9,025,046)		6,597,005

INVESTMENT COMPANIES (7.36%)
DWS RREEF Real Estate Fund, Inc.	9,000	49,320
iShares Cohen & Steers Realty Majors Index Fund	3,000	154,830
iShares Dow Jones U.S. Real Estate Index Fund	3,200	135,808
LMP Real Estate Income Fund, Inc.	16,000	103,680
SPDR Dow Jones Wilshire International REIT ETF	2,500	71,250
SPDR Dow Jones Wilshire REIT ETF	1,950	88,043

TOTAL INVESTMENT COMPANIES (Cost $959,096)		602,931

	Principal
BONDS (7.84%)
Centex Corp., 4.55%, 11/1/10	$150,000	117,000
Hanson Australia Funding, Ltd., 5.25%, 3/15/13	250,000	155,017
Hilton Hotels Corp., 7.20%, 12/15/09	200,000	174,186
Vornado Realty LP, 4.50%, 8/15/09	200,000	195,915

TOTAL BONDS (Cost $800,506)		642,118

ASSET BACKED SECURITIES (0.61%)
Greenpoint Manufactured Housing, 6.42%, 3/11/23, Series 2000-5, Class A2 (b)(c)	50,000	50,000

TOTAL ASSET BACKED SECURITIES (Cost $50,000)		50,000

SHORT TERM INVESTMENT (6.69%)
Fifth Third Bank Institutional Govt. Money Market Fund, 2.00% (a)(b)	547,616	547,616

TOTAL SHORT TERM INVESTMENT (Cost $547,616)		547,616

TOTAL INVESTMENTS (Cost $11,382,264) – (103.05%)		8,439,670

TOTAL CALL OPTIONS WRITTEN (Proceeds $221,769) (-4.28%)**		(350,290)

OTHER ASSETS IN EXCESS OF LIABILITIES – (1.23%)		100,330

NET ASSETS – (100.00%)		$8,189,710

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — October 31, 2008

	Expiration Date
	Exercise Price		Contracts (†)	Value
CALL OPTIONS WRITTEN (-4.28%)
American Campus Communities, Inc.	3/21/09,	$22.5	11	$(5,940)
AvalonBay Communities, Inc.	1/17/09,	65.0	15	(19,650)
Boston Properties, Inc.	4/18/09,	75.0	25	(24,500)
Public Storage	12/20/08,	85.0	10	(8,700)
Camden Property Trust	2/21/09,	35.0	50	(18,500)
Equity Residential	4/18/09,	35.0	30	(19,500)
Equity Residential	4/18/09,	30.0	30	(27,600)
Essex Property Trust, Inc.	1/17/09,	90.0	10	(16,300)
Extra Space Storage, Inc.	3/21/09,	10.0	150	(48,000)
Kimco Realty Corp.	1/17/09,	22.5	40	(14,400)
Mid-America Apartment Communities, Inc.	3/21/09,	35.0	25	(15,000)
National Retail Properties, Inc.	6/20/09,	17.5	40	(14,800)
Public Storage	12/20/08,	80.0	30	(34,800)
SL Green Realty Corp.	5/16/09,	45.0	30	(32,700)
Toll Brothers, Inc.	3/21/09,	22.5	50	(24,000)
UDR, Inc.	4/18/09,	20.0	70	(25,900)

TOTAL CALL OPTIONS WRITTEN (Proceeds received $221,769)			616	$(350,290)

*	Represents non-income producing security.

**	For more information regarding options written, please refer to Note 7 of the Notes to Financial Statements.

†	Each contract is equivalent to 100 shares.

(a)	Security held as collateral for call option written.

(b)	Variable Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2008.

(c)	Fair Valued Security. This security represents 0.61% of net assets as of October 31, 2008.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2008

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
ASSETS:
Investments, at value (Cost $24,710,157, $5,478,289, $14,737,066 and $11,382,264)	$19,622,735	$4,798,771	$13,353,171	$8,439,670
Investments in affiliated companies, at value (Cost $656,528, $0, $0 and $0)	488,585	—	—	—

Total Investments, at value (Cost $25,366,685, $5,478,289, $14,737,066 and $11,382,264)	20,111,320	4,798,771	13,353,171	8,439,670
Cash	141	—	—	—
Foreign currency, at value (Cost $1,207,417, $67,415, $0 and $0)	1,158,452	72,214	—	—
Unrealized appreciation on forward foreign currency exchange contracts	275,949	—	—	—
Receivable for investments sold	208,830	111,770	652,669	198,448
Interest and dividends receivable	123,759	51,088	35,481	32,941
Receivable for shares of beneficial interest issued	349	60	—	—
Prepaid expenses	12,852	7,009	11,775	8,404

Total Assets	21,891,652	5,040,912	14,053,096	8,679,463

LIABILITIES:
Payable for shares of beneficial interest redeemed	12,424	—	229	—
Options written, at value (Proceeds $0, $0, $0, and $221,769)	—	—	—	350,290
Line of credit borrowing	1,813,446	112,400	662,398	—
Accrued expenses and other payables:
Due Custodian	—	—	—	105,789
Investment advisory	13,944	3,480	10,158	6,126
Administration	1,719	—	—	—
Distribution	—	—	3,999	—
Fund accounting	—	203	—	—
Transfer agent	25,664	7,718	8,031	4,763
Compliance	4,046	889	2,999	1,731
Custodian	4,910	1,295	1,673	772
Other	51,311	10,337	35,822	20,282

Total Liabilities	1,927,464	136,322	725,309	489,753

NET ASSETS:	$19,964,188	$4,904,590	$13,327,787	$8,189,710

NET ASSET VALUE, OFFERING PRICE & REDEMPTION (a) PRICE PER SHARE:
(1,837,067, 1,984,895, 1,193,720 and 1,082,672 shares of beneficial interest outstanding, respectively, par values .01, unlimited shares authorized)	$10.87	$2.47	$11.16	$7.56

NET ASSETS CONSISTS OF:
Paid-in-Capital	$20,232,456	$5,821,099	$14,866,249	$11,596,971
Accumulated net investment income (loss)	2,682,196	—	(22,565)	—
Accumulated net realized gain (loss) from investments, foreign currency transactions and options	2,199,448	(244,892)	(132,002)	(336,146)
Net unrealized depreciation on investments, foreign currency transactions and written options	(5,149,912)	(671,617)	(1,383,895)	(3,071,115)

NET ASSETS	$19,964,188	$4,904,590	$13,327,787	$8,189,710

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 7 calendar days of their purchase.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
STATEMENTS OF OPERATIONS — For the Year Ended October 31, 2008

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
INVESTMENT INCOME:
Interest	$1,728,780	$27,161	$72,446	$106,474
Dividends	1,447,498	117,116	475,616	78,492
Dividends from affiliated mutual funds	—	—	25,628	—
Dividends from unaffiliated mutual funds	—	—	—	61,277
Foreign tax withholding	(169,053)	(7,679)	(20,306)	—

Total Investment Income	3,007,225	136,598	553,384	246,243

EXPENSES:
Management fees	268,681	51,982	176,385	97,959
Legal fees	83,961	17,060	58,934	32,219
Administration fees	123,295	23,579	82,472	44,611
Accounting and transfer agent fees	137,718	57,521	41,324	30,141
Distribution fees	89,560	17,327	60,894	32,653
Custodian fees	18,059	4,986	1,029	1,937
Miscellaneous fees	96,081	16,440	59,755	31,495
Trustee fees and expenses	46,197	8,701	30,492	16,360
Consulting services fees	36,776	7,106	24,787	13,290
Compliance fees	41,546	7,926	28,309	15,376
State registration and fling fees	25,913	16,416	18,398	16,732
Interest expense	12,959	1,790	216	—

Total Expenses	980,746	230,834	582,995	332,773

Net Investment Income (Loss)	2,026,479	(94,236)	(29,611)	(86,530)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) on investments, unaffiliated issuers	3,311,569	(145,115)	(186,214)	(425,894)
Realized gains distributions from affiliated mutual funds	—	—	61,385	—
Realized gains distributions from unaffiliated mutual funds	—	—	—	51,150
Net realized gains (losses) from options transactions	—	(31,305)	—	38,599
Net realized gains (losses) on foreign currency transactions	255,868	(299)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments, unaffiliated issuers	(19,181,139)	(2,663,570)	(10,654,668)	(5,906,602)
Investments, affiliated issuers	(87,474)	—	(288,405)	—
Options contracts written	—	—	—	(117,001)
Foreign currency translations	(2,046,335)	8,058	—	—

Net realized/unrealized gain (loss) from investments, options and foreign currency transactions	(17,747,511)	(2,832,231)	(11,067,902)	(6,359,748)

Net Decrease In Net Assets Resulting From Operations	$(15,721,032)	$(2,926,467)	$(11,097,513)	$(6,446,278)

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/
	New Zealand Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
OPERATIONS:
Net investment income	$2,026,479	$419,066
Net realized gain on investments and options transactions	3,311,569	3,208,520
Net realized gain from foreign currency transactions	255,868	99,166
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(21,314,948)	7,300,747

Change in net assets resulting from operations	(15,721,032)	11,027,499

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,290,986)	(123,094)
Net realized gains	(3,092,171)	(4,575,607)

Change in net assets from distributions	(4,383,157)	(4,698,701)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,605,426	18,593,109
Distributions reinvested	3,767,395	3,702,152
Cost of shares redeemed	(21,747,423)	(18,272,312)

Change in net assets resulting from capital transactions	(5,374,602)	4,022,949

Change in net assets	(25,478,791)	10,351,747

NET ASSETS:
Beginning of year	45,442,979	35,091,232

End of year	$19,964,188	$45,442,979

Accumulated net investment income	$2,682,196	$477,690

SHARE TRANSACTIONS:
Issued	812,185	1,011,611
Reinvested	218,526	221,421
Redeemed	(1,428,265)	(1,010,506)

Change in shares	(397,554)	222,526

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Japan Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
OPERATIONS:
Net investment loss	$(94,236)	$(149,282)
Net realized loss on investments	(176,420)	(67,175)
Net realized gain (loss) from foreign currency transactions	(299)	4,656
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,655,512)	274,281

Change in net assets resulting from operations	(2,926,467)	62,480

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains	—	(1,128,869)

Change in net assets from distributions	—	(1,128,869)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,661,006	4,143,601
Distributions reinvested	—	524,182
Cost of shares redeemed	(3,950,711)	(3,771,827)

Change in net assets resulting from capital transactions	(289,705)	895,956

Change in net assets	(3,216,172)	(170,433)

NET ASSETS:
Beginning of year	8,120,762	8,291,195

End of year	$4,904,590	$8,120,762

Accumulated net investment income (loss)	$—	$—

SHARE TRANSACTIONS:
Issued	1,172,436	1,042,600
Reinvested	—	137,943
Redeemed	(1,311,141)	(973,536)

Change in shares	(138,705)	207,007

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Global Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
OPERATIONS:
Net investment income (loss)	$(29,611)	$72,655
Net realized gain (loss) on investments and foreign currency transactions	(124,829)	1,604,678
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(10,943,073)	3,772,807

Change in net assets resulting from operations	(11,097,513)	5,450,140

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(19,811)	—
Net realized gains	(1,670,278)	(1,254,438)

Change in net assets from distributions	(1,690,089)	(1,254,438)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,616,154	2,409,256
Distributions reinvested	1,670,759	1,241,396
Cost of shares redeemed	(6,212,078)	(2,330,763)

Change in net assets resulting from capital transactions	(2,925,165)	1,319,889

Change in net assets	(15,712,767)	5,515,591

NET ASSETS:
Beginning of year	29,040,554	23,524,963

End of year	$13,327,787	$29,040,554

Accumulated net investment income (loss)	$(22,565)	$7,055

SHARE TRANSACTIONS:
Issued	107,237	136,717
Reinvested	93,841	71,773
Redeemed	(461,447)	(132,493)

Change in shares	(260,369)	75,997

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Real Estate
	Securities Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
OPERATIONS:
Net investment income (loss)	$(86,530)	$63,265
Net realized gain (loss) on investments and options	(336,145)	1,045,703
Net change in unrealized appreciation/depreciation on investments and options	(6,023,603)	(851,548)

Change in net assets resulting from operations	(6,446,278)	257,420

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(93,720)
Net realized gains	(1,005,858)	(32,294)
Return of capital	(187,252)	—

Change in net assets from distributions	(1,193,110)	(126,014)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,490,846	1,126,674
Distributions reinvested	1,168,142	121,754
Cost of shares redeemed	(1,866,568)	(921,521)

Change in net assets resulting from capital transactions	792,420	326,907

Change in net assets	(6,846,968)	458,313

NET ASSETS:
Beginning of year	15,036,678	14,578,365

End of year	$8,189,710	$15,036,678

Accumulated net investment income (loss)	$—	$—

SHARE TRANSACTIONS:
Issued	138,551	76,771
Reinvested	100,184	8,420
Redeemed	(213,929)	(63,841)

Change in shares	24,806	21,350

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year		For the year		For the year
	ended	ended	ended		ended		ended
	10/31/2008	10/31/2007	10/31/2006		10/31/2005		10/31/2004
Net Asset Value, Beginning of Year	$20.34	$17.44	$16.43		$16.39		$14.44

Change in net assets from operations:
Net investment income	1.04	0.19	0.26		0.35		0.26
Net realized and unrealized gains (losses) on investments	(8.47)	5.00	1.98		1.41		2.11

Total from investment activities	(7.43)	5.19	2.24		1.76		2.37

Distributions:
Net investment income	(0.60)	(0.06)	(0.48)		(0.48)		(0.21)
Net realized gains	(1.44)	(2.23)	(0.75)		(1.24)		(0.21)

Total Distributions	(2.04)	(2.29)	(1.23)		(1.72)		(0.42)

Net Asset Value, End of Year	$10.87	$20.34	$17.44		$16.43		$16.39

Total return	(40.25)%	32.60%	14.58%		11.08%		16.70%

Net assets at end of year (000’s)	$19,964	$45,443	$35,091		$52,980		$43,103

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.74%	2.55%	2.94%	(a)(b)	2.12	%(a)	2.10	%(a)
Ratio of net investment income to average net assets	5.67%	1.03%	1.32	%(a)	2.29	%(a)	2.44	%(a)
Portfolio turnover rate	21%	21%	20%		32%		55%

(a)	In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly”. The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.94% and 1.32%, respectively, for the year ended October 31, 2006 and 2.12% and 2.29%, respectively, for the year ended October 31, 2005 and 2.09% and 2.45%, respectively, for the year ended October 31, 2004.

(b)	The reimbursement of certain interest costs by the Advisor related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.01%.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year		For the year		For the year
	ended	ended	ended		ended		ended
	10/31/2008	10/31/2007	10/31/2006		10/31/2005		10/31/2004
Net Asset Value, Beginning of Year	$3.82	$4.33	$4.15		$3.61		$3.98

Change in net assets from operations:
Net investment loss	(0.04)	(0.07)	(0.09)		(0.07)		(0.09)
Net realized and unrealized gains (losses) on investments	(1.31)	0.11	0.32		0.61		(0.28	)(b)

Total from investment activities	(1.35)	0.04	0.23		0.54		(0.37)

Distributions:
Net realized gains	—	(0.55)	(0.05)		—		—

Total Distributions	—	(0.55)	(0.05)		—		—

Net Asset Value, End of Year	$2.47	$3.82	$4.33		$4.15		$3.61

Total return	(35.34)%	1.02%	5.60%		14.96%		(9.30)%

Net assets at end of year (000’s)	$4,905	$8,121	$8,291		$8,395		$7,873

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.33%	3.19%	3.20	%(a)(c)	3.07	%(a)	3.13	%(a)
Ratio of net investment loss to average net assets	(1.36)%	(1.78)%	(1.86	)%(a)	(1.57	)%(a)	(2.42	)%(a)
Portfolio turnover rate	10%	2%	50%		47%		77%

(a)	In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly”. The ratios of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 3.19% and (1.85)%, respectively, for the year ended October 31, 2006 and 3.03% and (1.53)%, respectively, for the year ended October 31, 2005 and 3.09% and (2.38)%, respectively, for the year ended October 31, 2004.

(b)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the Statement of Operations for the year ending October 31, 2004, which netted to a gain, primarily because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(c)	The reimbursement of certain interest costs by the Advisor related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.15%.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year		For the year		For the year
	ended	ended	ended		ended		ended
	10/31/2008	10/31/2007	10/31/2006		10/31/2005		10/31/2004
Net Asset Value, Beginning of Year	$19.97	$17.07	$15.06		$13.89		$11.99

Change in net assets from operations:
Net investment income (loss)	(0.02)	0.04	(0.09)		(0.01)		(0.08)
Net realized and unrealized gains (losses) on investments	(7.60)	3.77	2.47		1.63		1.98

Total from investment activities	(7.62)	3.81	2.38		1.62		1.90

Distributions:
Net investment income	(0.01)	—	—		—		—
Net realized gains	(1.18)	(0.91)	(0.37)		(0.45)		—

Total Distributions	(1.19)	(0.91)	(0.37)		(0.45)		—

Net Asset Value, End of Year	$11.16	$19.97	$17.07		$15.06		$13.89

Total return	(40.36)%	23.13%	16.04%		11.68%		15.85%

Net assets at end of year (000’s)	$13,328	$29,041	$23,525		$20,356		$14,969

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.43%	2.34%	2.72	%(a)	2.38	%(a)	2.45	%(a)
Ratio of net investment income (loss) to average net assets	(0.12)%	0.27%	(0.55	)%(a)	(0.15	)%(a)	(0.76	)%(a)
Portfolio turnover rate	7%	12%	36%		33%		44%

(a)	In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly”. The ratios of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 2.72%, and (0.55)%, respectively, for the year ended October 31, 2006 and 2.33% and (0.10)%, respectively, for the year ended October 31, 2005 and 2.40% and (0.71)%, respectively, for the year ended October 31, 2004.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year		For the year		For the period
	ended	ended	ended		ended		ended
	10/31/2008	10/31/2007	10/31/2006		10/31/2005		10/31/2004*
Net Asset Value, Beginning of Period	$14.21	$14.06	$11.85		$10.54		$10.00

Change in net assets from operations:
Net investment income (loss)	(0.08)	0.06	0.04		0.11		0.02
Net realized and unrealized gains (losses) on investments	(5.45)	0.21	2.28		1.28		0.52

Total from investment activities	(5.53)	0.27	2.32		1.39		0.54

Distributions:
Net investment income	—	(0.09)	(0.11)		(0.07)		—
Net realized gains	(0.95)	(0.03)	—	(a)	(0.01)		—
Return of Capital	(0.17)	—	—		—		—

Total Distributions	(1.12)	(0.12)	(0.11)		(0.08)		—

Net Asset Value, End of Period	$7.56	$14.21	$14.06		$11.85		$10.54

Total return	(41.65)%	1.91%	19.74%		13.11%		5.40	%(b)

Net assets at end of period (000’s)	$8,190	$15,037	$14,578		$12,490		$6,645

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.55%	2.49%	2.87	%(c)	2.66	%(c)	3.45%	(c)(d)
Ratio of net investment income (loss) to average net assets	(0.66)%	0.41%	0.29	%(c)	0.93	%(c)	0.33%	(c)(d)
Portfolio turnover rate	13%	20%	8%		5%		3%

*	Commenced operations on January 5, 2004.

(a)	Value is less than $0.005.

(b)	Aggregate total return, not annualized.

(c)	In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly”. The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.86% and 0.30%, respectively, for the year ended October 31, 2006 and 2.62% and 0.97%, respectively, for the year ended October 31, 2005 and 3.40% and 0.38%, respectively, for the year ended October 31, 2004.

(d)	Annualized.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008
Note 1 — Organization — Commonwealth International Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).
Note 2 — Investment Objectives — Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal conditions, at least 80% of each Fund’s total assets will be invested in the country or asset class specified in its name.
The Australia/New Zealand Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock, debt securities denominated in Australian or New Zealand currency and securities of Australia/New Zealand issuers. Australia/ New Zealand issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand; and Australian and/or New Zealand central and local government entities.
The Japan Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock, debt securities denominated in Yen and securities of Japanese issuers. Japanese issuers include issuers that are organized under Japanese law; issuers that are listed on one or more of the Japanese stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan; and Japanese central and local government entities.
The Global Fund invests primarily in U.S. and foreign equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities. Although the Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.
The Real Estate Securities Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities of companies in real estate industries, which may include real estate investment trusts (“REITs”), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries. The Fund’s investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Consistent with the Fund’s investment objective, certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential.
Note 3 — Significant Accounting Policies — The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
A) Valuation of Securities — Each Fund’s assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to at the last current bid and ask quotation in the principal market in which the securities ae normally traded.. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of the less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If the Fund determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby fair value prices provided by a pricing service will be utilized if certain conditions are met. For the year ended October 31, 2008, there were several instances where these conditions were met, and as a result foreign securities in the Australia/New Zealand Fund and the Japan Fund were valued at fair value.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008 (Continued)
B) Accounting Pronouncements — During September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS 157 will impact the Funds’ financial statement amounts. However, additional disclosures may be required about the inputs used in determining the measurements and the effect of certain measurements on changes in net assets for the period. For the Funds, SFAS 157 is effective November 1, 2008.
In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.
C) Currency Translation — For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.
D) Accounting for Investments — Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.
E) Federal Income Taxes — No provision has been made for Federal income taxes because it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains to relieve it from all, or substantially all, such taxes.
Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.
Effective April 30, 2008, the Funds adopted FASB Interpretation No. 48 “Accounting for the Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. The Funds have not recognized any tax liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 through present remain subject to examination by the U.S. taxing authorities.
F) Distributions to Shareholders — The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, short-term gains and capital loss carryovers.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008 (Continued)
G) Option Accounting Principles — When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.
When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.
H) Forward Currency Contracts — Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.
At October 31, 2008, the Australia/New Zealand Fund had outstanding forward currency contracts to sell foreign currency against U.S. dollars as follows:

Foreign Currency	Currency	Value at Settlement	Current Value at	Unrealized
Sale Contract	Amount	Date Payable	October 31, 2008	Appreciation

Australian Dollar Settlement Date 11/03/08	AUD 960,000	$639,840	$637,533	$2,307

New Zealand Dollar Settlement Date 12/30/08	NZD 1,500,000	$1,138,500	$865,996	$272,504

New Zealand Dollar Settlement Date 11/03/08	NZD 350,000	$204,750	$203,612	$1,138

Totals		$1,983,090	$1,707,141	$275,949

I) Repurchase Agreements — In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited.
J) Use of Estimates — The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Note 4 — Related Party Transactions and Other Arrangements
A) Investment Advisor — The Trust, on behalf of each Fund, has retained FCA Corp (“FCA”) as the Funds’ investment advisor. Under each Fund’s Investment Advisory Agreement, FCA is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. Certain officers of the Trust are also officers of FCA.
B) Administration, Fund Accounting and Transfer Agent — Citi Fund Services Ohio, Inc. (“CFSO”), who serves as the Trust’s administrator, fund accountant and transfer agent, is a wholly-owned subsidiary of Citibank N.A. (“Citi”). An officer of the Trust also is an employee of

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008 (Continued)
CFSO, but is paid no fees directly by the Funds for serving as an officer of the Trust. Under the Master Services Agreement with the Trust, CFSO is entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Funds subject to annual minimum fees. The amounts charged to the Funds for the services provided by CFSO are reported within the Statement of Operations. Under a Compliance Services Agreement between the Trust and CFSO, CFSO also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the Trust’s chief compliance officer. For the services provided under the Compliance Services Agreement, the Funds pay CFSO an annual fee of $40,000.
C) Distribution — The Trust has retained Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group, LLC, to serve as principal underwriter for the shares of each Fund of the Trust, pursuant to a Distribution Agreement between Foreside and the Trust. For its services, Foreside receives an annual fee of $20,000. Foreside is not affiliated with Citi, CFSO or FCA.
Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Fund’s assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and the servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Fund’s shares. These amounts are disclosed on the Statement of Operations under Distribution fees.
D) Other — The Trust has entered in to an agreement with an independent contractor to provide Chief Compliance Officer services at an annual rate of $36,000, plus out of pocket expenses. These expenses are included with compliance fees within the Trust’s Statement of Operations. The Chief Compliance Officer is also an officer of the Trust.
Note 5 — Investments in Affiliates — The Global Fund may invest a portion of its assets in the remaining three Funds in the Trust. The Funds are considered to be affiliated under the Act because they have the same investment advisor. When computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the affiliated funds. Details of the Global Fund’s holdings in the Australia/New Zealand and Japan Funds and related transactions during the year ended October 31, 2008 appear below:

	Beginning			Ending	Dividend
	shares	Purchases	Sales	Shares	Income*	Market Value

Australia/New Zealand Fund	42,777	5,047	47,824	—	$25,628	$—
Japan Fund	42,405	—	42,405	—	—	—

Totals					$25,628	$—

*	Dividends received were reinvested into the Australia/New Zealand Fund. The Global Fund received 5,047 shares of the Australia/New Zealand Fund from the reinvested dividends, including capital gains distributions.
A company is considered an affiliate of a fund under the Act if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Australia/New Zealand Fund’s holding below is shown in its Schedule of Investments. Further detail on this holding during the year ended October 31, 2008 appears below:

	Beginning			Ending	Dividend
	shares	Purchases	Sales	Shares	Income	Market Value

Mowbray Collectables, Ltd.	511,593	160,000	—	671,593	$—	$488,585

Note 6 — Purchases and Sales of Securities - Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2008 were as follows:

	Purchases	Sales

Australia/New Zealand Fund	$7,246,055	$12,630,218
Japan Fund	706,917	982,344
Global Fund	1,567,527	5,001,985
Real Estate Securities Fund	2,003,846	1,417,330

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008 (Continued)
Note 7 — Options Written by the Real Estate Securities Fund - A call option gives the holder the right to buy the underlying stock from the writer (the “Fund”) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.
Written option activity for the year ended October 31, 2008 was as follows:

Commonwealth Real Estate Securities Fund	Number of Options	Amount of Proceeds

Options outstanding at October 31, 2007	—	$—
Options written	(746)	(288,608)
Options expired	40	14,120
Options covered	90	52,719

Options outstanding at October 31, 2008	(616)	$(221,769)

Note 8 — Tax Matters — The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. As of October 31, 2008, the Funds’ most recent fiscal year end, the components of distributable earnings on a tax basis for the Funds were as follows:

		Undistributed	Accumulated	Unrealized
	Undistributed	Long-Term	Capital and	Appreciation/	Accumulated
	Ordinary Income	Capital Gains	Other Losses	Depreciation	Deficit

Australia/New Zealand Fund	$3,111,939	$2,209,536	$—	$(5,589,743)	$(268,268)
Japan Fund	—	—	(244,892)	(671,617)	(916,509)
Global Fund	—	—	(132,002)	(1,406,460)	(1,538,462)
Real Estate Securities Fund	—	—	(336,146)	(3,071,115)	(3,407,261)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary net investment income is attributable primarily to differing book/tax treatment of short term capital gains, mark to market of passive foreign investment companies, forward currency contract mark to market, and income accruals surrounding certain debt structured instruments.
For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/ (depreciation) of investments at October 31, 2008 for each Fund were as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Depreciation

Australia/New Zealand Fund	$25,530,567	$1,607,708	$(7,026,955)	$(5,419,247)
Japan Fund	5,478,289	934,169	(1,613,687)	(679,518)
Global Fund	14,759,631	1,602,797	(3,009,257)	(1,406,460)
Real Estate Securities Fund	11,331,261	364,365	(3,255,956)	(2,891,591)

The tax character of distributions paid for the year ended October 31, 2008 and the year ended October 31, 2007 were as follows:

	Year ended October 31, 2008
	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total Distributions Paid

Australia/New Zealand Fund	$1,410,279	$2,972,878	$—	$4,383,157
Japan Fund	—	—	—	—
Global Fund	104,553	1,585,536	—	1,690,089
Real Estate Securities Fund	135,591	870,267	187,252	1,193,110

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008 (Continued)

	Year ended October 31, 2007
	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total Distributions Paid

Australia/New Zealand Fund	$946,630	$3,752,071	$—	$4,698,701
Japan Fund	217,021	902,982	8,866	1,128,869
Global Fund	84,742	1,169,696	—	1,254,438
Real Estate Securities Fund	93,720	32,294	—	126,014

As of October 31, 2008 the following Funds had net capital loss carryforwards, which are available to offset future realized gains, if any. To the extent these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

	Amount	Expires

Japan Fund	$68,472	2015
Japan Fund	176,420	2016
Global Fund	132,002	2016
Real Estate Securities Fund	336,146	2016

Note 9 — Revolving Credit Agreement - The Trust has entered into a Revolving Credit Agreement (the “Agreement”) with Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from an authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under the line of credit facility would exceed $10,000,000. Such borrowings are also limited by the Act, which permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. Each Fund is also permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowings, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. Any principal balance outstanding shall bear interest at the Federal Funds Rate in effect at that time plus 1.50%.
The average amount of borrowings for the days on which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2008 were as follows:

	Average Principal	Average Interest Rate

Australia/New Zealand Fund	$663,534	4.21%
Japan Fund	128,149	3.68%
Global Fund	422,507	2.38%

For the year ended October 31, 2008 the Real Estate Securities Fund had no loans from the Revolving Credit Agreement.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2008 (Continued)
Note 10 - Reclassification of Capital Accounts - In accordance with accounting pronouncements, the Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Year ended October 31, 2008
	Undistributed Net	Net Realized Gain
	Investment Income	(Accumulated Losses)	Paid-in Capital

Australia/New Zealand Fund	$1,469,013	$(1,469,011)	$(2)
Japan Fund	94,236	299	(94,535)
Global Fund	19,802	(7,171)	(12,631)
Real Estate Securities Fund	86,530	—	(86,530)

Note 11 — Contractual Obligations - In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.
Note 12 — Concentration of Market Risk - The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers and the Japan Fund invests exclusively in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.
A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market. Investing in a single market sector may be riskier than investing in a variety of market sectors.

COMMONWEALTH INTERNATIONAL SERIES TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
Commonwealth International Series Trust
We have audited the statements of assets and liabilities, including the schedules of investments, of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.
BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
December 23, 2008

COMMONWEALTH INTERNATIONAL SERIES TRUST
Additional Information — October 31, 2008 (Unaudited)
During the fiscal year ended October 31, 2008, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains

Australia/New Zealand Fund	$2,972,878
Japan Fund	—
Global Fund	1,585,536
Real Estate Securities Fund	870,267

For the fiscal year ended October 31, 2008, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction

Global Fund	100.00%
Real Estate Securities Fund	60.36%

For the fiscal year ended October 31, 2008, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

Qualified Dividend Income

Australia/New Zealand Fund	55.38%
Global Fund	100.00%
Real Estate Securities Fund	96.45%

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

COMMONWEALTH INTERNATIONAL SERIES TRUST
Additional Information — October 31, 2008 (Unaudited) (Continued)
Table of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/08	10/31/08	5/1/08 - 10/31/08	5/1/08 - 10/31/08

Australia/New Zealand Fund	$1,000.00	$649.70	$13.15	3.17%
Japan Fund	1,000.00	722.20	16.06	3.71%
Global Fund	1,000.00	651.90	11.63	2.80%
Real Estate Securities Fund	1,000.00	630.50	11.52	2.81%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/08	10/31/08	5/1/08 - 10/31/08	5/1/08 - 10/31/08

Australia/New Zealand Fund	$1,000.00	$1,009.20	$16.01	3.17%
Japan Fund	1,000.00	1,006.49	18.71	3.71%
Global Fund	1,000.00	1,011.06	14.15	2.80%
Real Estate Securities Fund	1,000.00	1,011.01	14.20	2.81%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

COMMONWEALTH INTERNATIONAL SERIES TRUST
TRUSTEES AND OFFICERS (Unaudited)
Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer

INTERESTED TRUSTEES:

Robert Scharar(1) 5847 San Felipe, Suite 850 Houston, TX 77057 Age 60	President. Interested Trustee	Indefinite until successor elected and qualified; since 2000	Investment manager/Attorney/CPA; President, FCA Corp (investment adviser), 1975 to present.	4	See below(2)

INDEPENDENT TRUSTEES:

John Akard, Jr. 5847 San Felipe, Suite 850 Houston, TX 77057 Age 42	Independent Trustee	Indefinite until successor elected and qualified; since 2000	Owner, JohnAkard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Of Counsel, Mason, Coplen & Banks, P.C. (law firm), 1999 to present.	4	Gulf Coast Oil Corporation (oil and gas exploration & production)

Kathleen Kelly 5847 San Felipe, Suite 850 Houston, TX 77057 Age 56	Independent Trustee	Indefinite until successor elected and qualified; since 2000	Honorary Consul, New Zealand Consulate, 1995 to present; Owner, International Protocol Advisors (consulting services), August 1992 to present.	4	None

Jack Ewing 5847 San Felipe,Suite 850 Houston, TX 77057 Age 69	Independent Trustee	Indefinite until successor elected and qualified; since 2000	Adjunct Economics Professor, University of Houston -Downtown, 2005 to present; Adjunct Professor, Lonestar College, 2001 to present; Professor, University of Phoenix, September 2001 to May 2005.	4	None

OFFICERS:

Robert W. Silva 3435 Stelzer Road Columbus, OH 43219 Age 42	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc. May, 2002 to August, 2007.	4	None

John H. Lively 4801 Main Street, Suite 1000 Kansas City, Missouri 64112 Age 39	Secretary	Since 2008	Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to present; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment adviser), October 2000 to September 2005.	4	None

Bonnie Scott 5847 San Felipe,Suite 850 Houston,TX 77057 Age 59	Assistant Secretary	Since 2003	Administrator & Private Coordinator, FCA Corp (investment advisor), 1998 to present.	4	None

Stephen E. Fodo 2515 Golden Pond Drive Kingwood, Texas 77345 Age 66	CCO	Since 2004	Chief Financial Officer, Organic Fuels Holdings, Inc., October, 2007 to present; Adjunct Professor, University of Phoenix, July 2003 to present; Advisory Director, Ingenero (engineering and operating services), January, 2002 to present; Managing Director, Morris Anderson and Associates (consulting services), August, 2003 to May, 2005; Independent Consultant, January, 2000 to present; Partner, Tatum CFO Partners (consulting services), March, 2000 to May, 2003.	4	None

(1)	Robert Scharar is considered an “interested person” of the Funds’ because of his affiliation with the Funds’ Investment Advisor as the sole shareholder of that Advisor.

(2)	Mr. Scharar is also an officer, director and/or manager of the following companies: Blantyre Hotels Corp., NICO Holdings Corp. Vintech Investors LLC. Africap LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, Heights of Tampa, LLC, Nashville Properties, Inc., North American Communities Foundation, Inc., subsidiary companies at some of the above, and other closely held FCA advised entities and non FCA related entities.

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Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N- CSR.
Item 4. Principal Accountant Fees and Services.
a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
2007 — $48,000          2008 — $50,000
(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
2007 — $0          2008 — $0
(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
2007 — $6,000          2008 — $8,000
(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
2007 — $0          2008 — $0
(e) (1) Not applicable.
(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
2007 — 100%          2008 — 100%
(f) Not applicable.
(g) Not applicable.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.
(a) Not applicable.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert W. Scharar

Robert W. Scharar, President
Date December 31, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert W. Scharar

Robert W. Scharar, President
Date December 31, 2008

By (Signature and Title)	/s/ Robert W. Silva

Robert W. Silva, Treasurer
Date December 31, 2008